Exhibit 99.1

GSI GROUP INC.

UNAUDITED PRO FORMA FINANCIAL STATEMENT INFORMATION

On May 3, 2013, GSI Group Inc. (“GSI” or the “Company”), GSI Group Corporation, a Michigan corporation (“GSI Michigan”), GSI Group Corporation, Korea Branch (“GSI Korea”), GSI Group Corporation, Taiwan Branch (“GSI Taiwan”), GSI Group Japan Corporation (“GSI Japan”), GSI Group GmbH (“GSI Germany” and, together with GSI, GSI Michigan, GSI Korea, GSI Taiwan and GSI Japan, “the Sellers”), completed the sale of the Semiconductor Systems business (the “Business”) to Electro Scientific Industries Inc. (the “Buyer”) for $8.0 million, pursuant to a Master Purchase and Sale Agreement (the “Agreement”), dated April 9, 2013, between the Sellers and the Buyer.

The unaudited pro forma consolidated balance sheet as of March 29, 2013 is based on the Company’s unaudited consolidated balance sheet as of March 29, 2013, after giving effect to the sale as if it had occurred as of March 29, 2013. The unaudited pro forma consolidated statements of operations for the three months ended March 29, 2013 and March 30, 2012 and for the three fiscal years ended December 31, 2012, 2011 and 2010, respectively, are based on the Company’s consolidated statements of operations for the periods indicated, giving effect to the sale of the Semiconductor Systems business as if it had occurred on January 1, 2010.

The unaudited pro forma consolidated statements of operations for the 2012, 2011 and 2010 fiscal years have been derived from the audited consolidated financial statements of the Company included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012. The unaudited pro forma consolidated balance sheet as of March 29, 2013 and the unaudited pro forma consolidated statements of operations for the three months ended March 29, 2013 and March 30, 2012 have been derived from the unaudited consolidated financial statements contained in the Company’s quarterly report on Form 10-Q for the three months ended March 29, 2013. In the Annual Report on Form 10-K for the year ended December 31, 2012 and in the Quarterly Report on Form 10-Q for the three months ended March 29, 2013, the results of the Semiconductor Systems business and Laser Systems business (sold in the fourth quarter of 2012) were reported as discontinued operations and therefore were excluded from continuing operations.

The unaudited pro forma consolidated financial statement information are for illustrative purposes only, are hypothetical in nature and do not purport to represent what our results of operations, balance sheet or other financial information would have been if the sale had occurred as of the dates indicated. The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable. The unaudited pro forma consolidated financial information and accompanying notes should be read in conjunction with the historical consolidated financial statements, including the related notes, of the Company included in our Annual Report on Form 10-K for the year ended December 31, 2012 and unaudited Quarterly Report on Form 10-Q for the three months ended March 29, 2013.

GSI GROUP INC.

UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET

(in thousands of U.S. dollars)

	March 29, 2013
	Historical	Pro forma adjustments		Pro forma
ASSETS
Current Assets
Cash and cash equivalents	$36,337	$9,689	(a)	$46,026
Accounts receivable, net	57,285	—		57,285
Income taxes receivable	16,620	—		16,620
Inventories	64,902	—		64,902
Deferred tax assets	7,065	(2,362	) (b)	4,703
Prepaid expenses and other current assets	5,991	—		5,991
Assets of discontinued operations	18,283	(12,591	) (c)	5,692

Total current assets	206,483	(5,264)		201,219
Property, plant and equipment, net	33,645	—		33,645
Deferred tax assets	4,817	—		4,817
Other assets	8,612	—		8,612
Intangible assets, net	73,490	—		73,490
Goodwill	73,271	—		73,271

Total assets	$400,318	$(5,264)		$395,054

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt	$7,500	$—		$7,500
Accounts payable	25,195	—		25,195
Income taxes payable	4,171	(2,507	) (b)	1,664
Deferred revenue	1,104	—		1,104
Deferred tax liabilities	376	—		376
Accrued expenses and other current liabilities	22,356	—		22,356
Liabilities of discontinued operations	4,716	(4,373	) (d)	343
		971	(e)	971
		900	(f)	900

Total current liabilities	65,418	(5,009)		60,409
Long-term debt	95,625	—		95,625
Deferred tax liabilities	770	—		770
Income taxes payable	2,561	—		2,561
Other liabilities	9,460	—		9,460

Total liabilities	173,834	(5,009)		168,825

Commitments and Contingencies

Stockholders’ Equity
Common shares, no par value	423,856	—		423,856
Additional paid-in capital	22,829	—		22,829
Accumulated deficit	(206,140)	(255	) (g)	(206,395)
Accumulated other comprehensive loss	(14,494)	—		(14,494)

Total GSI Group Inc. stockholders’ equity	226,051	(255)		225,796
Noncontrolling interest	433			433

Total stockholders’ equity	226,484	(255)		226,229

Total liabilities and stockholders’ equity	$400,318	$(5,264)		$395,054

GSI GROUP INC.

UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

(in thousands of U.S. dollars or shares, except per share amounts)

	Three Months Ended March 29, 2013
	Historical	Pro forma adjustments		Pro forma
Sales	$83,114	$—		$83,114
Cost of sales	49,951	—		49,951

Gross profit	33,163	—		33,163

Operating expenses:
Research and development and engineering	6,621	—		6,621
Selling, general and administrative	20,240	—		20,240
Amortization of purchased intangible assets	2,236	—		2,236
Restructuring costs and other	3,117	—		3,117

Total operating expenses	32,214	—		32,214

Income from operations	949	—		949
Interest expense, net	(895)	—		(895)
Foreign exchange transaction gains (losses), net	1,196	—		1,196
Other income (expense), net	369	—		369

Income from continuing operations before income taxes	1,619	—		1,619
Income tax provision	150	—		150

Income from continuing operations	1,469	—		1,469
Income from discontinued operations, net of tax	649	(622	) (h)	27

Consolidated net income	2,118	(622)		1,496
Less: Net income attributable to noncontrolling interest	(36)	—		(36)

Net income attributable to GSI Group Inc.	$2,082	$(622)		$1,460

Earnings per common share from continuing operations:
Basic	$0.04			$0.04
Diluted	$0.04			$0.04

Earnings per common share from discontinued operations:
Basic	$0.02			$0.00
Diluted	$0.02			$0.00

Earnings per common share attributable to GSI Group Inc.:
Basic	$0.06			$0.04
Diluted	$0.06			$0.04

Weighted average common shares outstanding—basic	33,983			33,983
Weighted average common shares outstanding—diluted	34,271			34,271

Amounts attributable to GSI Group Inc.:
Income from continuing operations	$1,433			$1,433
Income from discontinued operations	649			27

Net income	$2,082			$1,460

GSI GROUP INC.

UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

(in thousands of U.S. dollars or shares, except per share amounts)

	Three Months Ended March 30, 2012
	Historical	Pro forma adjustments		Pro forma
Sales	$65,186	$—		$65,186
Cost of sales	37,505	—		37,505

Gross profit	27,681	—		27,681

Operating expenses:
Research and development and engineering	5,773	—		5,773
Selling, general and administrative	16,208	—		16,208
Amortization of purchased intangible assets	662	—		662
Restructuring costs and other	2,217	—		2,217

Total operating expenses	24,860	—		24,860

Income from operations	2,821	—		2,821
Interest expense, net	(809)	—		(809)
Foreign exchange transaction gains (losses), net	(892)	—		(892)
Other income (expense), net	187	—		187

Income from continuing operations before income taxes	1,307	—		1,307
Income tax provision	230	—		230

Income from continuing operations	1,077	—		1,077
Income (loss) from discontinued operations, net of tax	322	(1,235	) (h)	(913)

Consolidated net income	1,399	(1,235)		164
Less: Net income attributable to noncontrolling interest	(18)	—		(18)

Net income attributable to GSI Group Inc.	$1,381	$(1,235)		$146

Earnings per common share from continuing operations:
Basic	$0.03			$0.03
Diluted	$0.03			$0.03

Earnings (Loss) per common share from discontinued operations:
Basic	$0.01			$(0.03)
Diluted	$0.01			$(0.03)

Earnings per common share attributable to GSI Group Inc.:
Basic	$0.04			$0.00
Diluted	$0.04			$0.00

Weighted average common shares outstanding—basic	33,679			33,679
Weighted average common shares outstanding—diluted	33,878			33,878

Amounts attributable to GSI Group Inc.:
Income from continuing operations	$1,059			$1,059
Income (loss) from discontinued operations	322			(913)

Net income	$1,381			$146

GSI GROUP INC.

UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

(in thousands of U.S. dollars or shares, except per share amounts)

	Year Ended December 31, 2012
	Historical	Pro forma adjustments		Pro forma
Sales	$271,498	$—		$271,498
Cost of sales	157,022	—		157,022

Gross profit	114,476	—		114,476

Operating expenses:
Research and development and engineering	22,393	—		22,393
Selling, general and administrative	65,584	—		65,584
Amortization of purchased intangible assets	2,650	—		2,650
Restructuring, restatement related costs, post-emergence fees and other	8,842	—		8,842

Total operating expenses	99,469	—		99,469

Income from operations	15,007	—		15,007
Interest expense, net	(2,788)	—		(2,788)
Foreign exchange transaction gains (losses), net	(1,267)	—		(1,267)
Other income (expense), net	582	—		582

Income from continuing operations before income taxes	11,534	—		11,534
Income tax benefit	(10,940)	—		(10,940)

Income from continuing operations	22,474	—		22,474
Loss from discontinued operations, net of tax	(5,151)	2,643	(h)	(2,508)
Gain on disposal of discontinued operations	2,255	—		2,255

Consolidated net income	19,578	2,643		22,221
Less: Net income attributable to noncontrolling interest	(40)	—		(40)

Net income attributable to GSI Group Inc.	$19,538	$2,643		$22,181

Earnings per common share from continuing operations:
Basic	$0.66			$0.66
Diluted	$0.66			$0.66

Loss per common share from discontinued operations:
Basic	$(0.08)			$(0.00)
Diluted	$(0.08)			$(0.01)

Earnings per common share attributable to GSI Group Inc.:
Basic	$0.58			$0.66
Diluted	$0.58			$0.65

Weighted average common shares outstanding—basic	33,775			33,775
Weighted average common shares outstanding—diluted	33,936			33,936

Amounts attributable to GSI Group Inc.:
Income from continuing operations	$22,434			$22,434
Loss from discontinued operations	(2,896)			(253)

Net income	$19,538			$22,181

GSI GROUP INC.

UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

(in thousands of U.S. dollars or shares, except per share amounts)

	Year Ended December 31, 2011
	Historical	Pro forma adjustments		Pro forma
Sales	$304,296	$—		$304,296
Cost of sales	171,196	—		171,196

Gross profit	133,100	—		133,100

Operating expenses:
Research and development and engineering	23,454	—		23,454
Selling, general and administrative	67,877	—		67,877
Amortization of purchased intangible assets	3,515	—		3,515
Restructuring, restatement related costs, post-emergence fees and other	2,406	—		2,406

Total operating expenses	97,252	—		97,252

Income from operations	35,848	—		35,848
Interest expense, net	(12,977)	—		(12,977)
Foreign exchange transaction gains (losses), net	172	—		172
Other income (expense), net	1,177	—		1,177

Income from continuing operations before income taxes	24,220	—		24,220
Income tax provision	2,544	—		2,544

Income from continuing operations	21,676	—		21,676
Income (loss) from discontinued operations, net of tax	7,325	(8,098	) (h)	(773)

Consolidated net income	29,001	(8,098)		20,903
Less: Net income attributable to noncontrolling interest	(28)	—		(28)

Net income attributable to GSI Group Inc.	$28,973	$(8,098)		$20,875

Earnings per common share from continuing operations:
Basic	$0.65			$0.64
Diluted	$0.64			$0.64

Earnings (Loss) per common share from discontinued operations:
Basic	$0.22			$(0.02)
Diluted	$0.22			$(0.02)

Earnings per common share attributable to GSI Group Inc.:
Basic	$0.87			$0.62
Diluted	$0.86			$0.62

Weighted average common shares outstanding—basic	33,481			33,481
Weighted average common shares outstanding—diluted	33,589			33,589

Amounts attributable to GSI Group Inc.:
Income from continuing operations	$21,648			$21,648
Income (loss) from discontinued operations	7,325			(773)

Net income	$28,973			$20,875

GSI GROUP INC.

UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

(in thousands of U.S. dollars or shares, except per share amounts)

	Year Ended December 31, 2010
	Historical	Pro forma adjustments		Pro forma
Sales	$285,892	$—		$285,892
Cost of sales	155,278	—		155,278

Gross profit	130,614	—		130,614

Operating expenses:
Research and development and engineering	22,297	—		22,297
Selling, general and administrative	64,535	—		64,535
Amortization of purchased intangible assets	4,436	—		4,436
Restructuring, restatement related costs, post-emergence fees and other	3,319	—		3,319

Total operating expenses	94,587	—		94,587

Income from operations	36,027	—		36,027
Interest expense, net	(19,829)	—		(19,829)
Foreign exchange transaction gains (losses), net	204	—		204
Other income (expense), net	1,781	—		1,781

Income from operations before reorganization items and income taxes	18,183	—		18,183
Reorganization items	(26,156)	—		(26,156)

Loss from continuing operations before income tax	(7,973)	—		(7,973)
Income tax provision	11,952	—		11,952

Loss from continuing operations	(19,925)	—		(19,925)
Income (loss) from discontinued operations, net of tax	19,286	(21,420	) (h)	(2,134)

Consolidated net loss	(639)	(21,420)		(22,059)
Less: Net income attributable to noncontrolling interest	(48)	—		(48)

Net loss attributable to GSI Group Inc.	$(687)	$(21,420)		$(22,107)

Loss per common share from continuing operations:
Basic	$(0.84)			$(0.84)
Diluted	$(0.84)			$(0.84)

Earnings (Loss) per common share from discontinued operations:
Basic	$0.81			$(0.09)
Diluted	$0.81			$(0.09)

Loss per common share attributable to GSI Group Inc.:
Basic	$(0.03)			$(0.93)
Diluted	$(0.03)			$(0.93)

Weighted average common shares outstanding—basic	23,703			23,703
Weighted average common shares outstanding—diluted	23,703			23,703

Amounts attributable to GSI Group Inc.:
Loss from continuing operations	$(19,973)			$(19,973)
Income (loss) from discontinued operations	19,286			(2,134)

Net loss	$(687)			$(22,107)

GSI GROUP INC.

NOTE TO UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS

The following describes the pro forma adjustments related to the sale of the Semiconductor Systems business made in the accompanying unaudited pro forma consolidated balance sheet as of March 29, 2013 and the unaudited pro forma consolidated statements of operations for the three months ended March 29, 2013 and March 30, 2012 and fiscal years ended December 31, 2012, 2011 and 2010:

(a)	To record receipt of $8.0 million in cash for the sale of the business plus cash due to GSI of $1.7 million as part of working capital adjustments.

(b)	To record the tax impact on the sale of the business.

(c)	To eliminate assets of the Semiconductor Systems business as of March 29, 2013.

(d)	To eliminate liabilities of the Semiconductor Systems business as of March 29, 2013.

(e)	To reclassify the Japan pension liability, accrued restructuring and accrued severance associated with Semiconductor Systems business as of March 29, 2013 as the Company is responsible for the settlement of these liabilities in accordance with the Master Purchase and Sale Agreement.

(f)	To record the transaction costs payable upon the closing of the transaction.

(g)	To record the estimated loss on sale of the Semiconductor Systems business, net of tax.

(h)	To eliminate results of operations, net of tax, of the Semiconductor Systems business. Tax effects have been determined using the effective tax rate in jurisdictions in effect during the periods presented.